Exhibit 32.1

                              CERTIFICATION OF
                        PRINCIPAL EXECUTIVE OFFICER
                                PURSUANT TO
                           18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          I, Nicholas Hsu, Chief Executive Officer and Principal Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that the Quarterly Report of American International Assets, Inc. on Form 10-QSB for the quarterly period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of American International Assets, Inc.



                                   By:/s/ Nicholas Hsu
                                          -------------------------
                                    Name: Nicholas Hsu
                                    Title: Chief Executive Officer
                                    January 20, 2004